                                                                    Exhibit 99.2

                                VOTING AGREEMENT

         This Voting Agreement (this "AGREEMENT"),  dated August 18, 2006, is by and among Lone Star  Steakhouse  & Saloon,  Inc.,  a Delaware  corporation  (the
"COMPANY"),  Lone Star U.S.  Acquisitions  LLC,  a  Delaware  limited  liability company (the "PURCHASER"), and COI Acquisition Corp., a Delaware corporation and an affiliate of Purchaser  (the "MERGER  SUB"),  and those  shareholders  of the
Company listed on SCHEDULE I hereto (each, a  "SHAREHOLDER,"  and  collectively, the "SHAREHOLDERS").

         WHEREAS,  on even date  herewith,  the Company,  the  Purchaser and the
Merger  Sub are  entering  into an  Agreement  and Plan of Merger  (the  "MERGER
AGREEMENT"),  pursuant  to which the Merger Sub will be merged with and into the
Company (the "MERGER");

         WHEREAS, each Shareholder owns beneficially and of record the number of shares of common  stock (the "COMMON  STOCK") of the Company set forth  opposite such Shareholder's name on SCHEDULE I hereto;

         WHEREAS,   the  Company,   the  Purchaser,   the  Merger  Sub  and  the
Shareholders  desire to set forth their  agreement with respect to the voting of the  Shareholders'  shares of Common  Stock  with  respect to the Merger and the
Merger Agreement; and

         WHEREAS,  in  executing  and  delivering  the  Merger  Agreement,   the
Purchaser and the Merger Sub are relying on the agreements contained herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable  consideration,  the receipt and  sufficiency  of which is hereby  acknowledged,  the parties  hereto hereby agree as follows:

         1. VOTING OF COMMON STOCK.  Each Shareholder  hereby severally (and not jointly)  agrees  that,  during the time this  Agreement  is in  effect,  at any meeting of the  shareholders  of the Company,  however  called,  or in any other circumstance  in which the vote,  consent or  approval  of  shareholders  of the
Company,  in their capacity as shareholders,  is sought,  such Shareholder shall
(a) vote such Shareholder's  shares of Common Stock to approve and vote in favor of the  Merger  Agreement  and  the  transactions  contemplated  by  the  Merger
Agreement and any other actions or agreements  required in furtherance  thereof;
(b) vote such  Shareholder's  shares  of  Common  Stock  against  any  action or agreement  that  would  result in a breach of any  covenant,  representation  or warranty or any other  obligation  or agreement of the Company  under the Merger
Agreement;  and (c) vote such  Shareholder's  shares of Common Stock against any action  or  agreement  (other  than the  Merger  Agreement  or the  transactions contemplated  thereby) that would impede,  interfere  with,  delay,  postpone or attempt  to  discourage  the  Merger,  including,  but not  limited  to: (i) any extraordinary  corporate transaction,  such as a merger,  consolidation or other business  combination  involving the Company or any of its subsidiaries;  (ii) a sale or  transfer  of a material  amount of assets of the  Company or any of its subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its  subsidiaries;  (iii)  any  change in the  management  or board of directors  of the  Company,  except as  otherwise  agreed to in  writing  by the

Purchaser;  (iv) any material change in the present  capitalization  or dividend policy  of the  Company;  or (v) any  other  material  change  in the  Company's corporate structure or business.

         2.  REVOCATION OF PRIOR PROXIES.  Each  Shareholder  severally (and not jointly)  represents  that  any  proxies  heretofore  given in  respect  of such
Shareholder's  shares of Common Stock are  revocable,  and that any such proxies are hereby revoked.

         3. NO INCONSISTENT  ARRANGEMENTS.  Each Shareholder  severally (and not jointly)  hereby  covenants  and agrees  that,  except as  contemplated  by this
Agreement and the Merger  Agreement,  it shall not (a) except to the Merger Sub, transfer (which term shall include,  without limitation,  any sale, gift, pledge or  other  disposition)  or  consent  to any  transfer  of  any  or all of  such
Shareholder's  shares of Common Stock or any interest therein unless each Person
(as defined in the Merger  Agreement) to which any of such Common Stock,  or any interest in any of such Common Stock,  is or may be  transferred  shall have (i)
executed a  counterpart  of this  Agreement,  and (ii) agreed in writing to hold such Common Stock subject to all of the terms and provisions of this  Agreement;
(b)  except  with the  Purchaser,  enter  into  any  contract,  option  or other agreement  or  understanding  with respect to any transfer of any or all of such
Shareholder's  shares of Common  Stock or any  interest  therein;  (c) grant any proxy,  power-of-attorney  or other  authorization  in or with  respect  to such
Shareholder's  shares of Common  Stock;  (d) deposit  any of such  Shareholder's shares of Common Stock into a voting  trust or enter into a voting  agreement or arrangement  with respect to such  Shareholder's  shares of Common Stock; or (e)
take any other action, in his, her or its capacity as a shareholder,  that would in any way restrict,  limit or interfere with the performance of his, her or its obligations  hereunder or the  transactions  contemplated  hereby or which would make any  representation  or warranty of such  Shareholder  hereunder  untrue or incorrect.

         4. NO SOLICITATION.  Each Shareholder  severally (and not jointly),  in his,  her or its  capacity as a  shareholder,  hereby  agrees that he, she or it shall  not,  and  shall  not  permit  or  authorize  any  of  his,  her  or  its representatives  or agents  to,  directly  or  indirectly,  encourage,  solicit, initiate  or  engage  in  discussions  or  negotiations  with,  or  furnish  any non-public  information regarding the Company or the Transactions (as defined in the Merger  Agreement)  to, any Person or group (other than the Purchaser or the
Merger Sub or any of their affiliates or representatives) concerning any Company
Takeover  Proposal  (as  defined in the Merger  Agreement),  other than in their capacities as officers  and/or  directors of the Company and in accordance  with the terms of the Merger  Agreement.  Each Shareholder will immediately cease any existing  discussions or negotiations with any parties conducted heretofore with respect to any Company Takeover Proposal.

         5.  REASONABLE  EFFORTS.  Subject to the terms and  conditions  of this
Agreement,  each  Shareholder  severally  (and not jointly),  in his, her or its capacity as a shareholder,  hereby agrees to use all reasonable efforts to take, or cause to be taken,  all actions,  and to do, or cause to be done,  all things necessary,  proper  or  advisable  under  applicable  laws  and  regulations  to consummate and make effective the  transactions  contemplated by this Agreement.
Each  Shareholder  shall  promptly  consult with the  Purchaser  and provide any necessary  information  and  material  with  respect to all filings made by such
Shareholder with any Governmental Authority (as defined in the Merger Agreement)

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in connection with this Agreement and the Merger  Agreement and the transactions contemplated hereby and thereby.

         6. WAIVER OF  APPRAISAL  RIGHTS.  Each  Shareholder  hereby  waives any rights of appraisal or rights to dissent from the Merger that it may have.

         7. REPRESENTATIONS  AND WARRANTIES OF  SHAREHOLDERS.  Each  Shareholder
hereby  represents and warrants,  severally (and not jointly),  to the Purchaser and the Merger Sub as follows:

            (a)  TITLE.   Except  as  set  forth  on  SCHEDULE  I  hereto,  such
Shareholder  has good and  valid  title to such  Shareholder's  shares of Common
Stock,  free and  clear of any lien,  pledge,  charge,  encumbrance  or claim of whatever nature.

            (b) NO OTHER RIGHTS. Except as set forth on SCHEDULE I hereto, there are no outstanding options, warrants or rights to purchase or acquire the shares of Common Stock owned by such Shareholder.

            (c)  OWNERSHIP OF SHARES.  On the date hereof,  the shares of Common
Stock  owned by such  Shareholder  are owned of record or  beneficially  by such
Shareholder  and, on the date hereof,  except as set forth on SCHEDULE I hereto, such shares of Common  Stock  owned by such  Shareholder  constitute  all of the shares of Common Stock owned of record or beneficially  by such  Shareholder and
Shareholder  does not hold any securities  convertible  into or exchangeable for shares  of  Common  Stock.  Except  as set  forth on  SCHEDULE  I  hereto,  such
Shareholder has sole voting power and sole power of disposition  with respect to all  of  the  shares  of  Common  Stock  owned  by  such  Shareholder,  with  no restrictions,  subject to applicable  federal and state securities laws, on such
Shareholder's rights of disposition pertaining thereto.

            (d)  POWER;  BINDING  AGREEMENT.  Such  Shareholder  has  the  legal capacity,  and all the  necessary  power and authority to enter into and perform all of his, her or its obligations under this Agreement. The execution, delivery and  performance  of this  Agreement  by such  Shareholder  will not violate any contract,  instrument,  arrangement or other agreement to which such Shareholder is a party including,  without  limitation,  any voting agreement,  shareholders agreement or voting  trust.  The  execution,  delivery and  performance  of this
Agreement  by such  Shareholder  will not  violate any law,  order,  judgment or decree to which Shareholder is a party. This Agreement has been duly and validly executed and delivered by such Shareholder, and assuming this Agreement has been duly and validly  authorized,  executed and delivered by each party hereto other than such Shareholder,  this Agreement constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency,  reorganization,  moratorium,  or similar laws,  now or hereafter in effect,  affecting  creditor rights  generally;  and (ii) the remedy of specific performance  and  injunctive  and  other  equitable  relief  may be  subject  to equitable defenses and to the discretion of the court.

         8.  BINDING  ON  SUBSEQUENTLY  ACQUIRED  SHARES OF COMMON  STOCK.  Each
Shareholder  agrees  that any  shares of Common  Stock of the  Company  to which
Shareholder  purchases  or with  respect  to which  such  Shareholder  otherwise acquires beneficial  ownership or voting rights,  directly or indirectly,  after

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the date of this Agreement,  including,  without limitation,  shares issued upon the conversion,  exercise or exchange, as the case may be, of securities held by such Shareholder that are convertible  into, or exercisable or exchangeable for, shares of Common  Stock,  shall be subject to the terms and  conditions  of this
Agreement to the same extent as if such shares of Common Stock were  included on
SCHEDULE I hereto.

         9. MISCELLANEOUS.

            (a)  COUNTERPARTS.  This  Agreement  may be  executed in one or more counterparts,  each of which  together  shall be deemed an original,  but all of which together shall constitute one and the same instrument.

            (b) GOVERNING LAW. This Agreement shall be deemed to be made in, and in  all  respects  shall  be  interpreted,  construed  and  governed  by  and in accordance  with the internal laws of, the State of Delaware,  without regard to the conflicts of law principles thereof.

            (c)  AMENDMENT.  This  Agreement  may be amended  only by means of a written amendment signed by all of the parties hereto.

            (d)  SUCCESSORS;   ASSIGNS;  TRANSFEREES.  The  provisions  of  this
Agreement shall be binding upon the successors,  assigns and transferees of each of the parties hereto.

            (e) SPECIFIC PERFORMANCE.  Each Shareholder  acknowledges and agrees that the failure of such Shareholder to perform the provisions of this Agreement in accordance  with their specific terms or to otherwise  breach such provisions will cause  irreparable  injury to the  Purchaser  and the Merger Sub, for which damages, even if available,  will not be an adequate remedy.  Accordingly,  each
Shareholder hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Shareholder's  obligations, including an  injunction  to prevent  breaches,  and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

            (f) TERMINATION. This Agreement shall terminate upon the earliest to occur of (i) the  termination  of the Merger  Agreement in  accordance  with its terms,  (ii) the Effective Time (as defined in the Merger  Agreement),  (iii) at such time as the Board of Directors of the Company (x) withdraws or modifies its approval of the Merger Agreement or the Transactions or its recommendation  that shareholders  of  the  Company  adopt  the  Merger  Agreement  and  approve  the
Transactions  or (y)  recommends or approves any Company  Takeover  Proposal and
(iv) at such time as the  Merger  Agreement  is  amended  in any  respect or the
Company waives any of its rights under the Merger Agreement.

            (g) EXERCISE OF FIDUCIARY DUTIES. Notwithstanding anything herein to the contrary,  nothing set forth herein shall in any way restrict any officer or director of the Company in the  exercise  of his or her  fiduciary  duties as an officer or director of the Company.

            (h) NOTICES.  all notices or  communications  hereunder  shall be in writing (including facsimile or similar writing) addressed as follows:

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                  TO THE SHAREHOLDERS:

                           At the addresses set forth on SCHEDULE I hereto.

                  TO THE PURCHASER OR THE MERGER SUB:

                           c/o Hudson Advisors, L.L.C.
                           717 North Harwood Street, Suite 2100
                           Dallas, Texas 75201
                           Attention:  Marc L. Lipshy, Esq.
                           Facsimile:  (214) 459-1430

                           WITH A COPY TO:

                           Jenkens & Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas, Texas  75202
                           Attention:   Robert G. McCormick, Esq.
                            Gregory J. Schmitt, Esq.
                           Facsimile: (214) 855-4300

                  TO THE COMPANY:

                           Lone Star Steakhouse & Saloon, Inc.
                           224 East Douglas, Suite 700
                           Wichita, Kansas 67202
                           Attention:  John D. White
                           Facsimile: (316) 264-5988

                           WITH A COPY TO:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP
                           Park Avenue Tower
                           65 East 55th Street
                           New York, New York  10022
                           Attention: Steven Wolosky, Esq.
                           Facsimile: (212) 451-2222

All notices and other communications  hereunder shall be in writing and shall be deemed to have been duly given when delivered in person,  by facsimile,  receipt confirmed,  or on the next business day when sent by overnight courier or on the second  succeeding  business  day when  sent by  registered  or  certified  mail
(postage prepaid, return receipt requested).

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first written above.

                                   LONE STAR STEAKHOUSE & SALOON, INC.

                                   By:      /s/ John D. White
                                            ------------------------------------
                                   Name:    John D. White
                                            ------------------------------------
                                   Title:   Executive Vice President and
                                            Chief Financial Officer
                                            ------------------------------------

                                   LONE STAR U.S. ACQUISITIONS LLC

                                   By:      /s/ Marc L. Lipshy
                                            ------------------------------------
                                   Name:    Marc L. Lipshy
                                            ------------------------------------
                                   Title:   Vice President
                                            ------------------------------------

                                   COI ACQUISITION CORP.

                                   By: /s/ Marc L. Lipshy
                                       -----------------------------------------
                                   Name: Marc L. Lipshy
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                   /s/ Jamie B. Coulter
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   SCHEDULE I

NAME AND ADDRESS OF STOCKHOLDER             NUMBER OF SHARES

Jamie B. Coulter                            2,395,393 shares*
c/o Lone Star Steakhouse & Saloon, Inc.     Options to purchase 1,227,389 shares
224 East Douglas, Suite 700
Wichita, Kansas 67202

*     Does not include 177,145 shares held by Intrust Bank as trustee of a Rabbi
      Trust for the Company.